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                                                        Draft of August 29, 1996


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                              FLORES & RUCKS, INC.


                                1,550,000 SHARES
                                  COMMON STOCK




                        COMMON STOCK PURCHASE AGREEMENT





                              MERRILL LYNCH & CO.
                HOWARD, WEIL, LABOUISSE, FRIEDRICHS INCORPORATED
                           PETRIE PARKMAN & CO., INC.




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                                1,550,000 SHARES
                              FLORES & RUCKS, INC.
                            (A DELAWARE CORPORATION)

                                  COMMON STOCK
                           (PAR VALUE $.01 PER SHARE)


                               PURCHASE AGREEMENT

                                                           _______________, 1996


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
HOWARD, WEIL, LABOUISSE,
   FRIEDRICHS INCORPORATED
PETRIE PARKMAN & CO., INC.
         as Representatives of the
         several Underwriters
c/o MERRILL LYNCH & CO.
     Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
     World Financial Center
     North Tower
     New York, New York  10281


Dear Sirs:

                 Flores & Rucks, Inc., a Delaware corporation (the "Company"), and William W. Rucks (the "Selling Stockholder"), confirm their respective agreements with you and each of the other underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 11 hereof), for whom Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Howard, Weil, Labouisse, Friedrichs Incorporated ("Howard Weil") and Petrie Parkman & Co., Inc. ("Petrie Parkman") are acting as representatives (in such capacity, Merrill Lynch, Howard Weil and Petrie Parkman shall hereinafter be collectively referred to as the "Representatives"), with respect to (i) the sale by the Selling Stockholder and the purchase by the Underwriters, acting severally and not jointly, of 1,550,000 shares of Common Stock, par value $.01 per share ("Common Stock"), of the Company and (ii) with respect to the grant by the Selling Stockholder to the Underwriters, acting severally and not jointly, of the option described in
Section 2 hereof to purchase all or any part of the Underwriters' pro rata portion of up to an additional 200,000 shares of Common Stock to cover over-allotments, in each case except as may





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otherwise be provided in the Pricing Agreement, as hereinafter defined.  The
1,550,000 shares of Common Stock to be purchased by the Underwriters (the "Initial Securities") together with all or any part of the Underwriters' pro rata portion of 200,000 shares of Common Stock subject to the option described in Section 2 hereof (the "Option Securities") are collectively hereinafter called the "Securities."

                 Prior to the purchase and public offering of the Securities by the several Underwriters, the Company, the Selling Stockholder and the Representatives, acting on behalf of the several Underwriters, shall enter into an agreement substantially in the form of Exhibit A hereto (the "Pricing Agreement"). The Pricing Agreement may take the form of an exchange of any standard form of written telecommunication between the Company, the Selling Stockholder and the Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Securities will be governed by this Agreement, as supplemented by the Pricing Agreement. From and after the date of the execution and delivery of the Pricing Agreement, this Agreement shall be deemed to incorporate the Pricing Agreement.

                 The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Commission File No. 333-_________), which includes a related preliminary prospectus, to effect the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), has filed such amendments thereto, if any, and such amended preliminary prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such prospectus supplements as may hereafter be required.(1) Such registration statement (as amended, if applicable) and the prospectus constituting a part thereof (including in each case all documents, if any, incorporated by reference therein and the information, if any, deemed to be part thereof pursuant to Rule 430A(b) or Rule 434 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations")), as from time to time amended or supplemented pursuant to the 1933 Act or otherwise, are hereinafter referred to as the "Registration Statement." The prospectus in the form included in the Registration Statement is hereinafter referred to as the "Prospectus," except that if any revised or supplemented Prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised Prospectus is required to be filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations), the term "Prospectus" shall refer to such revised Prospectus from and after the time it is first provided to the Underwriters for such use. If the Company elects to rely on Rule 434 of the 1933 Act Regulations, all references to the "Prospectus" shall be deemed to include, without limitation, the form of prospectus and the term sheet, taken together, provided to the Underwriters by the Company in accordance with Rule 434 of the 1933 Act Regulations (the "Rule 434 Prospectus"). If the Company files a registration statement to register a portion of the Securities and relies on Rule 462(b) for such registration




- ---------------------------

(1) The Registration Statement also includes a form of prospectus to be used in connection with a concurrent offering of ___% Senior Subordinated Notes due 2006 of the Company.

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statement to become effective upon filing with the Commission (the "Rule 462
Registration Statement"), then any reference to the "Registration Statement" shall be deemed to refer to both the registration statement referred to above (Commission File No. 333-___________) and the Rule 462 Registration Statement, in each case as amended from time to time.

                 The Company and the Selling Stockholder understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after the Registration Statement becomes effective and the Pricing Agreement has been executed and delivered.

                 For purposes of this Agreement, the term "Company" means the Company and, unless the context otherwise requires, includes its subsidiaries.

                 SECTION 1.  Representations and Warranties.

                 (a) The Company represents and warrants to each of the Underwriters as of the date hereof and as of the date of the Pricing Agreement (such latter date being hereinafter referred to as the "Representation Date") as follows:

                          (i) At the time the Registration Statement becomes effective and at the Representation Date, the Registration Statement will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Securities which differ from the Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the time such prospectus is first provided to the Underwriters for such use) and at Closing Time referred to in
         Section 2 hereof, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Underwriters through the Representatives expressly for use in the Registration Statement or the Prospectus.

                          (ii) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the time the





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         Registration Statement and any amendments thereto become effective and at Closing Time, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                          (iii) The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants with respect to the Company and its subsidiaries as required by the 1933 Act and the 1933 Act Regulations.

                          (iv) The financial statements (except for the pro forma financial information), including the notes thereto, included in the Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries on the basis stated in the Registration Statement and the Prospectus as at the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the Registration Statement and the Prospectus and except for the pro forma financial information included therein, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein.

                          (v) The pro forma financial information of the Company and its subsidiaries, if any, included in the Registration Statement and the Prospectus has been prepared in accordance with the applicable published rules and regulations of the Commission and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give pro forma effect to the transactions or circumstances referred to therein.

                          (vi) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                          (vii) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this





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         Agreement and the Pricing Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                          (viii) Each subsidiary of the Company (collectively, the "Subsidiaries") has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has full power and authority (corporate or other) to own, lease and operate its properties and to conduct its business and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise; and all of the issued and outstanding capital stock of the Subsidiaries has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; there are no outstanding options to purchase, or rights or warrants to subscribe for, or securities or obligations convertible into, or contracts or commitments to issue or sell, any capital stock or other securities of the Subsidiaries.

                          (ix) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under "Capitalization" (except for issuances, if any, subsequent to the date of the Prospectus pursuant to this Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus); the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable.

                          (x) The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in the Pricing Agreement, will be validly issued and fully paid and nonassessable; the issuance of the Securities is not subject to preemptive or other similar rights to subscribe to or purchase the same arising by operation of law or under the charter or bylaws of the Company or otherwise; and the Common Stock conforms to all statements relating thereto contained in the Registration Statement and the Prospectus.





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                          (xi)    This Agreement has been duly authorized,
         executed and delivered by the Company and at the Representation Date, the Pricing Agreement will have been duly authorized, executed and delivered by the Company.

                          (xii)   Neither the Company nor any of the
         Subsidiaries is in violation of its charter or by- laws or is in breach of or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which any of them may be bound, or to which any of the property or assets of any of them is subject, except for any such breaches or defaults which have been waived or would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise; and the execution, delivery and performance of this Agreement and the Pricing Agreement and the issuance and sale of the Securities hereunder and the consummation of the other transactions contemplated herein and therein, and compliance by the Company with its obligations hereunder and thereunder, have been duly and validly authorized by all necessary corporate action on the part of the Company and, except as described in the Prospectus, will not conflict with or constitute a breach or violation of, or default under, or give rise to any right of termination or acceleration under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its Subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument or agreement to which either of them is a party or by which any of them may be bound, or to which any of the property or assets of the Company or its Subsidiaries is subject, nor will such action conflict with, or result in any breach or violation of, or default under, the provisions of the charter or by-laws of the Company or its Subsidiaries or of any applicable law, administrative regulation or administrative or court decree.

                          (xiii) No labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors any of which might, individually or in the aggregate, be expected by the Company to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise.

                          (xiv) The Company and each of its Subsidiaries are conducting and propose to conduct their respective businesses so as to comply in all respects with applicable federal, state, local and foreign government statutes and regulations, except where such failure to comply would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise; and there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign,





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         now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its Subsidiaries, which is required to be disclosed in the Registration Statement and the Prospectus (other than as disclosed therein), or which, individually or in the aggregate, may be reasonably expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, or which, individually or in the aggregate, may be reasonably expected to materially and adversely affect the properties or assets thereof or which may be reasonably expected to materially and adversely affect the consummation of this Agreement or the Pricing Agreement; all pending legal or governmental proceedings to which the Company or any of its Subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material to the Company and its Subsidiaries considered as one enterprise; and there are no contracts or documents of the Company or any of its Subsidiaries which are required to be filed as exhibits to or incorporated by reference into the Registration Statement by the 1933 Act or the 1933 Act Regulations which have not been so filed.

                          (xv) The Company and each of its Subsidiaries have filed all United States federal, state and local income and franchise tax returns required to be filed through the date hereof and have paid all federal taxes and all material state and local taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its Subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its Subsidiaries might have), individually or in the aggregate, a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise. The charges, accruals and reserves on the consolidated books of the Company in respect of any income, franchise or corporation tax liability for any years not fully determined are reasonable and have been recorded on a basis in conformance with generally accepted accounting principles.

                          (xvi) Except as described in the Prospectus, the Company and each of its Subsidiaries have (1) generally satisfactory or good and indefeasible title to all their interests in their oil and gas properties, title investigations having been carried out by or on behalf of such person in accordance with good practice in the oil and gas industry in the areas in which the Company operates and (2) good and indefeasible title to all other real property and good and marketable title to all other properties and assets described in the Prospectus as owned by them and valid, subsisting and enforceable leases for all of the properties and assets, real or personal, described in the Prospectus as leased by them, in each case free and clear of any security interests, mortgages, pledges, liens, encumbrances or charges of any kind, other than those described in the Prospectus and those that could not, individually or in the aggregate, have a material adverse effect on the condition,





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         financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise.

                          (xvii) The Company and each of its Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is customary for companies engaged in similar businesses in similar industries.

                          (xviii) Each contract, agreement or arrangement to which the Company or any of its Subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of any such person is subject, which is material to the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise has been duly and validly authorized, executed and delivered by the Company or its Subsidiaries, as applicable, and neither the Company nor its Subsidiaries is in breach or default of any obligation, agreement, covenant or condition contained in any such contract, agreement or arrangement except for any such breaches or defaults which have been waived or would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise; except as described or contemplated by the Prospectus, none of such contracts, agreements or arrangements has been assigned by either of the Company or its Subsidiaries, and the Company knows of no present condition or fact which would prevent compliance by the Company or its Subsidiaries or any other party thereto with the terms of any such contract, agreement or arrangement in accordance with its terms in all material respects; except as described in the Prospectus, neither the Company nor any of its Subsidiaries has any present intention to exercise any right that it may have to cancel any such contract, agreement or arrangement or otherwise to terminate its rights and obligations thereunder, and none of them has any knowledge that any other party to any such contract, agreement or arrangement has any intention not to render full performance in all material respects as contemplated by the terms thereof.

                          (xix) No authorization, approval, consent or order of, or filing with, any court or governmental authority or agency is necessary or required in connection with the execution, delivery and performance of this Agreement and the Pricing Agreement or the offering, issuance or sale of the Securities hereunder, except such as may be required under the 1933 Act, the 1933 Act Regulations or state or foreign securities laws.

                          (xx) The Company and its Subsidiaries possess such licenses, permits, consents, orders, certificates or authorizations issued by the appropriate federal, state, foreign or local regulatory agencies or bodies necessary to conduct the business now operated by them as described in the Prospectus, except for such licenses, permits, consents, orders, certificates or authorizations of which the failure by the Company or its Subsidiaries to possess would not, individually or in the aggregate, have a material adverse





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         effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise; and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such licenses, permits, consents, orders, certificates or authorizations which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material and adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise.

                          (xxi) No holder of securities of the Company or any of its Subsidiaries has any rights to require the registration of such securities as a result of the filing of the Registration Statement, or in connection with the offering of the Securities that have not been duly and effectively waived.

                          (xxii) The Company has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities; and the Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than any preliminary prospectus filed with the Commission or the Prospectus.

                          (xxiii) The Company and each of its Subsidiaries (A) make and keep accurate books and records and (B) maintain internal accounting controls which provide reasonable assurance that (1) transactions are executed in accordance with management's general or specific authorization, (2) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain accountability for assets, (3) access to assets is permitted only in accordance with management's general or specific authorization and (4) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                          (xxiv) The Company has complied and will comply in all respects with the provisions of Florida H.B. 1771 (codified as Section 517.075 of the Florida Statutes) and the regulations promulgated thereunder; and, to the knowledge of the Company, neither the Company or any of its Subsidiaries, nor any of their respective affiliates, does business with the government of Cuba or with any person or affiliate located in Cuba.

                          (xxv) No forward looking statement (as defined in Rule 175 under the 1933 Act) contained in the Registration Statement has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

                          (xxvi) The Company and each of its Subsidiaries (A) are in compliance with any and all applicable federal, state and local laws and regulations relating to the





                                       9
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         protection of human health and safety, the environment or hazardous or toxic substances or waste, pollutants or contaminants ("Environmental Laws"), (B) have received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (C) are in compliance with all terms and conditions of any such permit, license or approval, except for such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals that would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise. There has been no storage, disposal, generation, transportation, handling or treatment of hazardous substances or solid wastes by the Company or any of its Subsidiaries (or to the knowledge of the Company, any of its predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or any of its Subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not result in, or which would not be reasonably likely to result in, singularly or in the aggregate with all such violations and remedial actions, any material adverse change in the condition (financial or other), results of operations, business or business prospects of the Company and its Subsidiaries considered as one enterprise; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any solid wastes or hazardous substances due to or caused by the Company or any of its Subsidiaries, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not result in or would not be reasonably likely to result in, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, any material adverse change in the condition (financial or other), results of operations, business or business prospects of the Company and its Subsidiaries considered as one enterprise; and the terms "hazardous substances" and "solid wastes" shall have the meanings specified in any applicable local, state and federal laws or regulations with respect to environmental protection.

                          (xxvii) Neither the Company nor any of its Subsidiaries have, directly or indirectly, paid or delivered any fee, commission or other sum of money or item or property, however characterized, to any finder, agent, government official or other party, in the United States or any other country, which is in any manner related to the business or operations of the Company and its Subsidiaries, which the Company knows or has reason to believe to have been illegal under any federal, state or local laws of the United States or any other country having jurisdiction.

                          (xxviii) There is no stamp duty, value-added tax or any similar tax or duty, payable by or on behalf of the Underwriters or the Company in connection with





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         the authorization, issuance, sale and delivery of the Securities in the manner contemplated by this Agreement.

                 (b) The Selling Stockholder represents and warrants to each Underwriter as of the date hereof and as of the Representation Date as follows:

                          (i) The Selling Stockholder is not prompted to sell the Securities to be sold by the Selling Stockholder by any information concerning the Company that is not set forth in the Prospectus or other documents filed by the Company with the Commission pursuant to the periodic reporting and other informational requirements of the 1934 Act or the 1934 Act Regulations.

                          (ii)    To the extent that any statements or
         omissions in the Registration Statement or any amendment or supplement thereto are made in reliance upon and in conformity with information furnished in writing to the Company by the Selling Stockholder expressly for use therein, the Registration Statement, at the time the Registration Statement becomes effective and at the Representation Date, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. To the extent that any statements or omissions in the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with information furnished in writing to the Company by the Selling Stockholder expressly for use therein, the Prospectus, at the time the Representation Date (unless the term "Prospectus" refers to a Prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the time such Prospectus is first provided to the Underwriters for such use) and at Closing Time, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                          (iii) The Selling Stockholder has and will have at Closing Time good and marketable title to the Securities, free and clear of any pledge, lien, security interest, encumbrance, claim or restriction on transfer or other defect in title; the Selling Stockholder has full right, power and authority to sell, transfer and deliver the Securities and upon delivery of and payment for the Securities as herein contemplated, the Underwriters will acquire good and marketable title to such Securities, free and clear of any pledge, lien, security interest, encumbrance, claim or restriction on transfer or other defect in title.

                          (iv) This Agreement has been duly authorized, executed and delivered by the Selling Stockholder and, at the Representation Date, the Pricing Agreement will be duly authorized, executed and delivered by the Selling Stockholder.

                          (v) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation by the Selling Stockholder of any of the terms or provisions of, or constitute, either by itself or upon notice or the passage of time or both, a default by the Selling Stockholder under, any indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder or any of his properties is bound, or any statute, or any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to the Selling Stockholder any of his properties.

                          (vi) All consents, approvals, authorizations and orders necessary for the execution and delivery by the Selling Stockholder of this Agreement and for the sale and delivery of the Securities have been obtained.

                          (vii) To the knowledge of the Selling Stockholder, none of the representations and warranties of the Company set forth in
         Section 1(a) above are untrue or inaccurate in any material respect.

                          (viii) The Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities; and the Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than any preliminary prospectus filed with the Commission or the Prospectus.

                 (c) Any certificate signed by any officer of the Company delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of the Selling Stockholder and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Selling Stockholder to each Underwriter as to the matters covered thereby.

                 SECTION 2.  Sale and Delivery to Underwriters; Closing.

                 (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Stockholder agrees to sell an aggregate of 1,550,000 Initial Securities to the Underwriters, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Selling Stockholder, at the price per share set forth in the Pricing Agreement, the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter (except as otherwise provided in the Pricing Agreement), plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 11 hereof, subject, in each case, to such adjustments as the Underwriters in their discretion shall make to eliminate any sales or purchases of fractional Securities.

                 In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Stockholder hereby grants an option to the Underwriters, severally and not jointly, to purchase from him up to an additional 200,000 shares of Common Stock, at the price per share set forth in the Pricing Agreement. The option hereby granted will expire on the 30th day after the date the Registration Statement becomes effective or, if the Company has elected to rely on Rule 430A of the 1933 Act Regulations, the 30th day after the Representation Date, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Company and the Selling Stockholder setting forth the aggregate number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery for the Option Securities (a "Date of Delivery") shall be determined by the Representatives but shall be not earlier than two nor later than five full business days after receipt of such notice by the Company and the Selling Stockholder of the exercise of said option, nor in any event prior to Closing Time (as hereinafter defined), unless otherwise agreed upon by the Representatives, the Company and the Selling Stockholder. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the number of Option Securities which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter (plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 11 hereof) bears to the total number of Initial Securities (except as otherwise provided in the Pricing Agreement), subject, in each case, to such adjustments as the Underwriters in their discretion shall make to eliminate any sales or purchases of fractional Securities. For purposes of this Agreement, the term "business day" means a day on which the New York Stock Exchange is open for trading.

                          (i) If the Company has elected not to rely upon Rule 430A of the 1933 Act Regulations, the initial public offering price of the Securities and the purchase price per share to be paid by the several Underwriters for the Securities have each been determined and set forth in the Pricing Agreement, dated the date hereof, and an amendment to the Registration Statement and the Prospectus will be filed before the Registration Statement becomes effective.

                          (ii) If the Company has elected to rely upon Rule 430A of the 1933 Act Regulations, the purchase price per share to be paid by the Underwriters for the Securities shall be an amount equal to the initial public offering price, less an amount per share to be determined by agreement between the Representatives and the Company. The initial public offering price per share of the Securities shall be a fixed price to be determined by agreement between the Representatives, the Company and the Selling Stockholder. The initial public offering price per share and the purchase price, when so determined, shall be set forth in the Pricing Agreement. In the event that such prices have not been agreed upon and the Pricing Agreement has not been executed and delivered by the parties thereto by the close of business on the fourteenth business day following the date of this Agreement, this Agreement shall terminate forthwith, without liability of any party to any other party, unless otherwise agreed to by the Company, the Representatives and the Selling Stockholder.

                 (b) Payment of the purchase price for, and delivery of certificates for, the Initial Securities to be purchased by the Underwriters shall be made at the office of Baker & Botts, L.L.P., One Shell Plaza, 910 Louisiana, Houston, Texas 77002, or at such other place as shall be agreed upon by the Representatives, the Company and the Selling Stockholder, at 8:00 A.M., Houston, Texas time, on the third business day (unless postponed in accordance with the provisions of Section 11 hereof) following the date of the execution of the Pricing Agreement or such other time not later than ten business days after such date as shall be agreed upon by the Representatives, the Company and the Selling Stockholder (such time and date of payment and delivery being herein called "Closing Time"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned office of Baker & Botts, L.L.P., or at such other place as shall be mutually agreed upon by the Representatives, the Company and the Selling Stockholder, on each Date of Delivery as specified in the notice from the Representatives to the Company and the Selling Stockholder. Payment shall be made to the Selling Stockholder in same day funds to the order of the Selling Stockholder against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. Certificates for the Initial Securities and the Option Securities shall be in such denominations and registered in such names as the Representatives may request in writing at least two business days before Closing Time or the Date of Delivery, as the case may be. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities which it has agreed to purchase. The Representatives individually and not as representatives of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Securities to be purchased by any Underwriter whose check has not been received by Closing Time or the Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder. The certificates for the Initial Securities and the Option Securities to be purchased by the Underwriters will be made available in New York City for examination and packaging by the Representatives not later than 10:00 A.M. on the last business day prior to Closing Time or the Date of Delivery, as the case may be.

                 SECTION 3. Covenants of the Company. The Company covenants with each of the Underwriters as follows:

                 (a) The Company will notify the Representatives immediately, and other than for item (i) below, confirm the notice in writing,
(i) of the effectiveness of the Registration Statement and any amendment thereto (including any post-effective amendment) and, if the Company elects to rely upon Rule 430A of the 1933 Act Regulations, of the filing of the Prospectus pursuant to Rule 430A and Rule 424(b) of the 1933 Act Regulations,
(ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and
(iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any preliminary prospectus, or the initiation of any proceedings for that purpose, and (v) of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order or any order preventing or suspending the use of any preliminary prospectus or suspending such qualification and, in the event of the issuance of any stop order or any order preventing or suspending the use of any preliminary prospectus or suspending such qualification, to obtain the lifting thereof at the earliest possible moment.

                 (b) If the Company elects to rely on Rule 434 of the 1933 Act Regulations, the Company will prepare a term sheet that complies with the requirements of Rule 434. If the Company elects not to rely on Rule 434, the Company will provide the Underwriters with copies of the form of prospectus, in such numbers as the Underwriters may reasonably request, and file with the Commission such prospectus in accordance with Rule 424(b) of the 1933 Act by the close of business in New York City on the second business day immediately succeeding the date of the Pricing Agreement. If the Company elects to rely on Rule 434, the Company will provide the Underwriters with copies of the form of 434 Prospectus, in such numbers as the Underwriters may reasonably request, by the close of business in New York on the business day immediately succeeding the date of the Pricing Agreement.

                 (c) The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Underwriters in connection with the offering of the Securities which differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations, and any term sheet prepared in reliance on Rule 434 of the 1933 Act Regulations), will furnish the Representatives with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement to which the Representatives shall reasonably object.

                 (d) The Company will deliver to the Representatives as many signed copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith) as the Representatives may reasonably request and will also deliver to the

Representatives as many conformed copies of the Registration Statement as originally filed and of each amendment thereto (without exhibits) as the Representatives may reasonably request for each of the Underwriters.

                 (e) The Company will furnish to each Underwriter, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request for the purposes contemplated by the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations.

                 (f) If any event shall occur as a result of which it is necessary, in the opinion of the Underwriters, to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Company will forthwith amend or supplement the Prospectus and provide drafts thereof to the Underwriters and provide them a reasonable opportunity to review such drafts and provide comments with respect thereto, so that, as so amended or supplemented, the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, and the Company will furnish to the Underwriters a reasonable number of copies of any amendment or amendments of or supplement or supplements to, the Prospectus.

                 (g) The Company will endeavor, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representatives may designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. In each jurisdiction in which the Securities have been qualified as above provided, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement.

                 (h) The Company will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (which need not be audited, but in form complying with the provisions of Rule 158 of the 1933 Act Regulations) of the Company covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

                 (i) If, at the time that the Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A of the 1933 Act Regulations, then immediately following the execution of the Pricing Agreement, the Company will prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(b) of the 1933 Act Regulations, copies of amended Prospectus, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including an amended Prospectus), containing all information so omitted.

                 (j) The Company will use its best efforts to effect the listing of the Securities on the New York Stock Exchange and will use every reasonable effort to maintain the listing of the Securities on the New York Stock Exchange.

                 (k) During a period of 90 days from the date of the Pricing Agreement, the Company will not, without the prior written consent of Merrill Lynch, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Common Stock or any security convertible into or exchangeable or exercisable for Common Stock (except for Common Stock or options issued pursuant to this Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus).

                 (l) Prior to the time at which the distribution of the Securities is completed, the Company shall not, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) bid for, purchase or pay anyone any compensation for soliciting purchases of, the Securities.

                 SECTION 4. Covenants of the Selling Stockholder. The Selling Stockholder covenants with each of the Underwriters as follows:

                 (a) During a period of 90 days from the date of the Pricing Agreement, the Selling Stockholder will not, without the prior written consent of Merrill Lynch, directly or indirectly, sell, offer to sell, grant any option for the sale of or otherwise dispose of, any Common Stock or any security convertible into or exchangeable or exercisable for Common Stock.

                 (b) Prior to the time at which the distribution of the Securities is completed, the Selling Stockholder shall not, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) bid for, purchase or pay anyone any compensation for soliciting purchases of, the Securities.

                 (c) The Selling Shareholder agrees to deliver to the Representatives prior to or at Closing Time a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                 SECTION 5. Payment of Expenses. The Company will pay all expenses incident to the performance of the obligations of the Company and the Selling Stockholder under this Agreement, including (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the Securities to the Underwriters, (iii) the fees and disbursements of the Company's counsel and accountants and of counsel to the Selling Stockholder, (iv) the expenses in connection with the qualification of the Securities under state securities laws in accordance with the provisions of Section 3(g) hereof, including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey, (v) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of each of the preliminary prospectuses, and of the Prospectus and any amendments or supplements thereto,
(vi) the printing and delivery to the Underwriters of copies of the Blue Sky Survey, (vii) the fees and expenses incurred in connection with any filings required to be made by the Underwriters with the National Association of Securities Dealers, Inc., and (viii) the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange.

                 If this Agreement is terminated by the Representatives in accordance with the provisions of Section 6 hereof or Section 10(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriters.

                 SECTION 6. Conditions of Obligations of the Underwriters. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Selling Stockholder herein contained at the date hereof and at Closing Time, to the performance by the Company and the Selling Stockholder of their obligations hereunder required to be performed prior to Closing Time, and to the following further conditions:

                 (a) The Registration Statement shall have become effective not later than 5:30 P.M. on the date hereof or at such later time and date as may be approved by the Representatives; and at Closing Time and any Date of Delivery, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission. If the Company has elected to rely upon Rule 430A of the 1933 Act Regulations, the initial public offering price per share of the Securities, the purchase price per share to be paid by the Underwriters, and any other price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations within the prescribed time period, and prior to Closing Time the Company shall have provided evidence satisfactory to the Representatives of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the 1933 Act Regulations.

                 (b) At Closing Time the Representatives shall have received:

                          (i) The favorable opinion, dated as of Closing Time, of Andrews & Kurth L.L.P., counsel for the Company and the Selling Stockholder, in form and substance satisfactory to the Representatives, to the effect that:

                                  (A)      The Company has been duly organized
                 and is validly existing as a corporation in good standing under the laws of the State of Delaware.

                                  (B) The Company has full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement and the Pricing Agreement.

                                  (C)      The authorized, issued and
                 outstanding capital stock of the Company is as set forth in the Prospectus under "Capitalization" (except for issuances, if any, subsequent to the date of the Prospectus pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus) and the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable.

                                  (D)      This Agreement and the Pricing
                 Agreement have each been duly and validly authorized, executed and delivered by the Company and the Selling Stockholder.

                                  (E)      The issuance of the Securities is
                 not subject to preemptive or other similar rights to subscribe to or purchase the same arising by operation of law, under the charter or by-laws of the Company or, to the best knowledge and information of such counsel, otherwise.

                                  (F)      The Registration Statement has
                 become effective under the 1933 Act; any required filings of the Prospectus or any supplements thereto pursuant to Rule 424(b) of the 1933 Act Regulations have been made in the manner and in the time period required by said Rule 424(b); and, after due inquiry, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings therefor have been initiated or threatened by the Commission.

                                  (G)      At the time the Registration
                 Statement became effective and at the Representation Date, the Registration Statement and the Prospectus and any supplements or amendments thereto (other than the financial statements and notes thereto and related schedules and other financial data included therein and the reserve data included therein, as to which no opinion need be rendered) complied as to form in all material respects with the applicable requirements of the 1933 Act and the 1933 Act Regulations.

                                  (H)      Each document filed pursuant to the
                 1934 Act (other than financial statements and notes thereto and related schedules and other financial data included therein and the reserve data included therein, as to which no opinion need be rendered), and incorporated by reference or deemed incorporated by reference in the Prospectus at the time of filing complied as to form in all material respects with the 1934 Act and the 1934 Act Regulations.

                                  (I)      No authorization, approval, consent
                 or order of any court or governmental authority or agency is required in connection with the execution, delivery and performance of this Agreement and the Pricing Agreement or the offering, issuance or sale of the Securities by the Company to the Underwriters hereunder, except such as may be required under the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations, and state or foreign securities laws for the offering and sale of the Securities; and the execution, delivery and performance of this Agreement and the Pricing Agreement by the Company and the consummation of the other transactions contemplated herein and therein, and compliance by the Company with its obligations hereunder and thereunder, will not conflict with or constitute a breach or violation of, or default under, or give rise to any right of termination or acceleration under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or agreement to which either of them is a party or by which either of them may be bound, or to which any of the property or assets of the Company is subject, nor will such action conflict with or result in any breach or violation of the provisions of the charter or by-laws of the Company, or of any applicable law, administrative regulation or, to the best knowledge and information of such counsel, any administrative or court decree.

                                  (J)      The Common Stock conforms as to
                 legal matters to the description thereof contained in the Company's Registration Statement on Form 8-A dated March 8, 1996, and the form of certificate used to evidence the Common Stock is in due and proper form and complies with all applicable statutory requirements.

                                  (K)      To the best knowledge and
                 information of such counsel, there are no legal or governmental proceedings pending or threatened against the Company that are required to be disclosed in the Prospectus, other than those disclosed therein.

                                  (L)      To the best knowledge and
                 information of such counsel, the Company is not in violation of its charter or by-laws.

                                  (M)      To the best knowledge and
                 information of such counsel, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration

                 Statement or the Prospectus or to be filed as exhibits to or incorporated by reference into the Registration Statement other than those described or referred to therein or filed as exhibits or incorporated by reference thereto, and the descriptions thereof or references thereto are correct.

                                  (N)      The information in the Prospectus
                 under the captions "Business and Properties - Governmental Regulation" and "Business and Properties - Environmental Matters," to the extent that they describe statutes or regulations, documents or legal or governmental proceedings, have been reviewed by such counsel and are correct in all material respects.

                                  (O)      To the best knowledge and
                 information of such counsel, no holder of securities of the Company has rights to require the registration of such securities as a result of the filing of the Registration Statement, or in connection with the offering of the Securities, that have not been duly and effectively waived.

                                  (P)      No authorization, approval, consent
                 or order of any court or governmental authority or agency is required in connection with the execution, delivery and performance of this Agreement and the Pricing Agreement or the offering or sale of the Securities by the Selling Stockholder to the Underwriters hereunder, except such as may be required under the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations, and state or foreign securities laws for the offering and sale of the Securities; and the execution, delivery and performance of this Agreement and the Pricing Agreement by the Selling Stockholder and the sale of the Securities by the Selling Stockholder hereunder and thereunder and the consummation of the other transactions contemplated herein and therein, and compliance by the Selling Stockholder with its obligations hereunder and thereunder, will not conflict with or constitute a breach or violation of, or default under, or give rise to any right of termination or acceleration under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Stockholder pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or agreement to which either of them is a party or by which either of them may be bound, or to which any of the property or assets of the Selling Stockholder is subject, nor will such action conflict with or result in any breach or violation of any applicable law, administrative regulation or, to the best knowledge and information of such counsel, any administrative or court decree.

                                  (Q)      Immediately prior to the
                 consummation of the transactions contemplated by this Agreement, the Selling Stockholder was the sole record owner of the Securities; upon delivery of the Securities and payment of the purchase price therefor as contemplated by this Agreement, assuming (a) the Underwriters have purchased the Securities for value in good faith and without notice of any adverse claim or actual knowledge of a restriction on transfer and (b) the certificates evidencing the Securities are registered in the name of the Underwriters or endorsed to the Underwriters, (i) the Underwriters will have acquired all rights of the Selling Stockholder in the Securities free of any adverse claim, any lien in favor of the Company and any restrictions on transfer imposed by the Company and (ii) the owner of the Securities, if other than the Selling Stockholder, is precluded from asserting against the Underwriters the ineffectiveness of any unauthorized endorsement or instruction.

                                  (R)      The Selling Stockholder has all
                 necessary power and authority to enter into and perform their respective obligations under this Agreement and the Pricing Agreement.

                          In giving such opinions, Andrews & Kurth L.L.P. may state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its Subsidiaries and certificates of public officials; provided that such certificates have been delivered to the Representatives.

                          (ii) The favorable opinion, dated as of Closing Time, of Onebane, Bernard, Torian, Diaz, McNamara & Abell, counsel for the Company, in form and substance satisfactory to the Representatives, to the effect that:

                                  (A)      Flores & Rucks, Inc., a Louisiana
                 corporation ("FRI Louisiana") has been duly organized and is validly existing as a corporation in good standing under the laws of the state of Louisiana.

                                  (B)      The Company is not required to
                 qualify as a foreign corporation to transact business in the state of Louisiana.

                                  (C)      To the best knowledge and
                 information of such counsel, FRI Louisiana is not in violation of its charter or by-laws.

                          In giving such opinions, Onebane, Bernard, Torian, Diaz, McNamara & Abell may state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its Subsidiaries and certificates of public officials; provided that such certificates have been delivered to the Representatives.

                          (iii) The favorable opinion, dated as of Closing Time, of Baker & Botts, L.L.P., counsel for the Underwriters, with respect to the matters set forth in (A), (D), (E) (solely as to preemptive rights arising by operation of law or under the charter or by-laws of the Company), (F), (G) and (J) of subsection (b)(1) of this Section. In giving such opinions, Baker & Botts, L.L.P. may state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its Subsidiaries and certificates of public officials.

                          (iv)    In giving their opinions required by
         subsections (b)(i), (b)(ii) and (b)(iii), respectively, of this section, Andrews & Kurth L.L.P., Onebane, Bernard, Torian, Diaz, McNamara & Abell and Baker & Botts, L.L.P. shall each additionally state that nothing has come to their attention that causes them to believe that the Registration Statement (except for financial statements and schedules and the notes thereto and other financial data included therein and the reserve data included therein, as to which counsel need make no statement), at the time it became effective or at the Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules and the notes thereto and other financial data included therein and the reserve data included therein, as to which counsel need make no statement), at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the Representation Date, in which case at the time it is first provided to the Underwriters for such use) or at Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 (c) At Closing Time there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Company contained in Section 1(a) of this Agreement are true and correct with the same force and effect as though expressly made at and as of Closing Time,
(iii) the Company has complied with all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of each such officer, no proceedings for that purpose have been initiated or threatened by the Commission. As used in this Section 6(c), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Securities.

                 (d) At Closing Time the Representatives shall have received a certificate from the Selling Stockholder, dated as of Closing Time, to the effect that (i) the representations and warranties of the Selling Stockholder contained in Section 1(b) are true and correct with the same force and effect as though expressly made at and as of Closing Time and (ii) the Selling Stockholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time.

                 (e) At the time of the execution of this Agreement, the Representatives shall have received from Arthur Andersen LLP a letter dated such date, in form and substance satisfactory to the Representatives, to the effect that (i) they are independent public accountants with respect to the Company and its Subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations; (ii) it is their opinion that the financial statements and supporting schedules included in the Registration Statement and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations; (iii) based upon limited procedures set forth in detail in such letter, nothing has come to their attention that causes them to believe that
(A) the unaudited financial statements and supporting schedules and other financial information of the Company and its Subsidiaries included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement, (B) the unaudited amounts of revenues, net income and net income per share set forth under "Selected Financial Information" in the Prospectus were not determined on a basis substantially consistent with that used in determining the corresponding amounts in the audited financial statements included in the Registration Statement, or (C) at a specified date not more than three days prior to the date of this Agreement, there has been any change in the capital stock of the Company or any increase in the consolidated long term debt of the Company and its Subsidiaries or any decrease in consolidated net current assets or stockholder's equity as compared with the amounts shown in the June 30, 1996 balance sheet included in the Registration Statement or, during the period from June 30, 1996 to a specified date not more than three days prior to the date of this Agreement, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues, operating income, net income, or net income per share of the Company and its Subsidiaries, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur; and (iv) in addition to the examination referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included in the Registration Statement and Prospectus and which are specified by the Representatives, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its Subsidiaries identified in such letter.

                 (f) At Closing Time the Representatives shall have received from Arthur Andersen LLP a letter, dated as of Closing Time to the effect that they confirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to in such letter shall be a date not more than three days prior to Closing Time and, if the Company has elected to rely on Rule 430A of the 1933 Act Regulations, to the further effect that they have carried out procedures as specified in clause (iv) of subsection
(e) of this Section with respect to certain amounts, percentages and financial information specified by the Representatives and deemed to be a part of the Registration Statement pursuant to Rule 430(A)(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (iv).

                 (g) At Closing Time and at each Date of Delivery, if any, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

                 (h) At Closing Time, the Securities shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

                 (i) At Closing Time the Company shall have furnished to the Representatives "lock-up" letters, in form and substance reasonably satisfactory to the Representatives, signed by each of the Company's current directors, the Olivia Lauren Flores QSST Trust, the James Caldwell Flores QSST Trust and [OTHER FLORES TRUSTS?] pursuant to which each such person shall agree not to offer for sale, sell, grant an option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exchangeable into or exercisable for Common Stock owned by such person or with respect to which such person has the power of disposition, for a period of 90 days from the date of the final Prospectus filed by the Company pursuant to Rule 424(b) under the 1933 Act, without the prior written consent of Merrill Lynch.

                 (j) At Closing Time and at each Date of Delivery, if any, all actions, proceedings, instruments, opinions and documents required in connection with the consummation of the transactions contemplated by this Agreement shall be reasonably satisfactory to the Representatives, and the Company and the Selling Stockholder shall have delivered to the Representatives such other certificates and documents as the Representatives shall reasonably request.

                 (k) In the event the Underwriters exercise their option provided in Section 2 hereof to purchase all or any part of the Option Securities, and the Date of Delivery specified by the Underwriters for any such purchase is a date other than Closing Time, the obligation of the Underwriters to purchase all or any such portion of the Option Securities shall be subject, in addition to the foregoing conditions, to the accuracy of the representations and warranties of the Company and the Selling Stockholder at each Date of Delivery, to the performance by the

Company and the Selling Stockholder of their obligations hereunder required to be performed prior to each Date of Delivery, and to the receipt by the Underwriters of the following:

                          (i) A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at Closing Time pursuant to Section 6(c) hereof remains true as of such Date of Delivery.

                          (ii) A certificate, dated such Date of Delivery, of the Selling Stockholder confirming that the certificate delivered at Closing Time pursuant to Section 6(d) hereof remains true and correct as of such Date of Delivery.

                          (iii) The favorable opinion of Andrews & Kurth L.L.P., counsel for the Company, in form and substance reasonably satisfactory to the Representatives, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 6(b)(i) hereof.

                          (iv) The favorable opinion of Onebane, Bernard, Torian, Diaz, McNamara & Abell, counsel for the Company, in form and substance reasonably satisfactory to the Representatives, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 6(b)(ii) hereof.

                          (v) The favorable opinion of Baker & Botts, L.L.P., counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 6(b)(iii) hereof.

                          (vi) The written advice of Andrews & Kurth L.L.P., Onebane, Bernard, Torian, Diaz, McNamara & Abell and Baker & Botts, L.L.P. to the same effect required by Section 6(b)(iv) hereof.

                          (vii) A letter, dated as of such Date of Delivery, from Arthur Andersen LLP, in form and substance reasonably satisfactory to the Representatives, substantially the same in scope and substance as the letter furnished pursuant to Section 6(g) hereof, except that the "specified date" in such letter shall be a date not more than three days prior to such Date of Delivery.

                 If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 5 hereof. Notwithstanding any such termination, the provisions of Sections 7, 8 and 9 hereof shall remain in effect.

                 SECTION 7.  Indemnification.

                 (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act to the extent and in the manner set forth in clauses (i), (ii) and (iii) below. In addition, subject to the provisions of this Section 7, the Selling Stockholder agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act as follows:

                          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information deemed to be part of the Registration Statement pursuant to Rule 430A(b) of the 1933 Act Regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company and the Selling Stockholder; and

                          (iii) against any and all expense whatsoever, as incurred (including the fees and expenses of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto). The foregoing indemnity with respect to any untrue statement contained in or omission from a preliminary prospectus shall not inure to the benefit of any

Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, liability, claim, damage or expense purchased any of the Securities which are the subject thereof if the Company or the Selling Stockholder shall sustain the burden of proving that such person was not sent or given a copy of the Prospectus (or the Prospectus as amended or supplemented) (in each case exclusive of the documents from which information is incorporated by reference) at or prior to the written confirmation of the sale of such Securities to such person and the untrue statement contained in or omission from such preliminary prospectus was corrected in the Prospectus (or the Prospectus amended or supplemented).

                 In making a claim for indemnification under this Section 7 (other than pursuant to clause (a)(iii) of this Section 7) or contribution under Section 8 by the Company or the Selling Stockholder, the indemnified parties may proceed against either (i) both the Company and the Selling Stockholder or (ii) the Company only, but may not proceed solely against the Selling Stockholder. In the event that the indemnified parties are entitled to seek indemnity or contribution hereunder against any loss, liability, claim, damage and expense incurred with respect to a final judgment from a trial court then, as a precondition to any indemnified party obtaining indemnification or contribution from the Selling Stockholder (but not the Company alone), the indemnified parties shall first obtain a final judgment from a trial court that such indemnified parties are entitled to indemnity or contribution under this Agreement with respect to such loss, liability, claim, damage or expense (the "Final Judgment") from the Company and the Selling Stockholder and shall seek to satisfy such Final Judgment in full from the Company by making a written demand upon the Company for such satisfaction. Only in the event such Final Judgment shall remain unsatisfied in whole or in part 45 days following the date of receipt by the Company of such demand shall any indemnified party have the right to take action to satisfy such Final Judgment by making demand directly on the Selling Stockholder (but only if and to the extent the Company has not already satisfied such Final Judgment, whether by settlement, release or otherwise). The indemnified parties may exercise this right to first seek to obtain payment from the Company and thereafter obtain payment from the Selling Stockholder without regard to the pursuit by any party of its rights to the appeal of such Final Judgment. The indemnified parties shall, however, be relieved of their obligation to first obtain a Final Judgment, seek to obtain payment from the Company with respect to such Final Judgment or, having sought such payment, to wait such 45 days after failure by the Company to immediately satisfy any such Final Judgment if (i) the Company files a petition for relief under the United States Bankruptcy Code (the "Bankruptcy Code"), (ii) an order for relief is entered against the Company in an involuntary case under the Bankruptcy Code and the continuance in effect of such order for 60 consecutive days, (iii) the Company makes an assignment for the benefit of its creditors, or (iv) any court orders or approves the appointment of a receiver or custodian for the Company or a substantial portion of its assets and the continuance in effect of such order for 60 consecutive days. The foregoing provisions of this paragraph are not intended to require any indemnified party to obtain a Final Judgment against the Company or the Selling Stockholder before obtaining reimbursement of expenses pursuant to clause (a)(iii) of this Section 7. However, the indemnified parties shall first seek to obtain such reimbursement in full from the Company by making a written demand upon the Company for such reimbursement. Only in the event such expenses shall remain unreimbursed in whole or in part 45 days following the date of receipt by the Company of such demand shall any indemnified party have the right to receive reimbursement of such expenses from the Selling Stockholder by making written demand directly on the Selling Stockholder (but only if and to the extent the Company has not already satisfied the demand for reimbursement, whether by settlement, release or otherwise). The indemnified parties shall, however, be relieved of their obligation to first seek to obtain such reimbursement in full from the Company or, having made written demand therefor, to wait such 45 days after failure by the Company to immediately reimburse such expenses if (i) the Company files a petition for relief under the Bankruptcy Code, (ii) an order for relief is entered against the Company in an involuntary case under the Bankruptcy Code and the continuance in effect of such order for 60 consecutive days, (iii) the Company makes an assignment for the benefit of its creditors, or (iv) any court orders or approves the appointment of a receiver or custodian for the Company or a substantial portion of its assets and the continuance in effect of such order for 60 consecutive days.

                 (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act, and the Selling Stockholder against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

                 (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from its own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

                 (d) The Selling Stockholder shall not be responsible for the payment of an amount, pursuant to this Section 7, which exceeds the net proceeds received by the Selling Stockholder from the sale of the Securities by the Selling Stockholder hereunder.

                 SECTION 8. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 7 hereof is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company, the Selling Stockholder and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and the Selling Stockholder and one or more of the Underwriters, as incurred, in such proportions that (i) the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the initial public offering price appearing thereon and (ii) the Company and the Selling Stockholder are severally responsible for the balance on the same basis as each of them would have been obligated to provide indemnification pursuant to Section 7; provided, however, that no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) by a court of competent jurisdiction shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 8, (a) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay in respect of such losses, liabilities, claims, damages and expenses and (b) the Selling Stockholder shall not be required to contribute any amount in excess of the amount by which the proceeds received by the Selling Stockholder in connection herewith exceed the aggregate amount the Selling Stockholder has otherwise paid pursuant hereto and to Section 7(a).
For purposes of this Section, each person, if any, who controls a Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

                 SECTION 9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement and the Pricing Agreement, or contained in certificates of officers of the Company or certificates of the Selling Stockholder submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company or the Selling Stockholder, and shall survive delivery of the Securities to the Underwriters.

                 SECTION 10.  Termination of Agreement.

                 (a) The Representatives may terminate this Agreement, by notice to the Company and the Selling Stockholder, at any time at or prior to Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets of the United States or internationally or any outbreak or escalation of hostilities or other calamity or crisis, the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or enforce contracts for the sale of the Securities, or (iii) if trading in the Common Stock has been suspended by the Commission or any exchange, or (iv) if trading generally on either the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either federal, New York, Delaware or Louisiana authorities, the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or enforce contracts for the sale of the Securities. As used in this Section 10(a), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Securities.

                 (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 5 hereof. Notwithstanding any such termination, the provisions of Sections 7, 8 and 9 hereof shall remain in effect.

                 SECTION 11. Default by a Underwriter. If any one of the Underwriters shall fail to purchase and pay for any of the Initial Securities agreed to be purchased by such Underwriter under this Agreement and the Pricing Agreement (the "Defaulted Securities") and such failure to purchase shall constitute a default in the performance of its obligations hereunder and thereunder, the remaining Underwriters or Representatives shall have the right, within 48 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters or any other underwriters to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Underwriters or Representatives shall not have completed such arrangements within said 48-hour period, then:

                 (a) if the number of Defaulted Securities does not exceed 10% of the Initial Securities, the non- defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non- defaulting Underwriters, or

                 (b) if the number of Defaulted Securities exceeds 10% of the Initial Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

                 No action taken pursuant to this Section shall relieve any defaulting Underwriter from any liability it may have hereunder in respect of its default.

                 In the event of any such default which does not result in a termination of this Agreement, each of the Representatives or the Company shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

                 SECTION 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives c/o Merrill Lynch & Co./Merrill Lynch, Pierce, Fenner & Smith Incorporated Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, New York 10281, to the attention of Jeffrey Kushner, Syndicate Department; notices to the Company shall be directed to it at 500 Dover Boulevard, Suite 300, Lafayette, Louisiana 70503, to the attention of Robert K. Reeves; and notices to the Selling Stockholder shall be directed to him in care of the Company at 500 Dover Boulevard, Suite 300, Lafayette, Louisiana 70503, to the attention of William
W. Rucks, IV.

                 SECTION 13. Parties. This Agreement and the Pricing Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Company and the Selling Stockholder and their respective successors. Nothing expressed or mentioned in this Agreement or the Pricing Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Selling Stockholder and their respective successors and the controlling persons and officers and directors referred to in Sections 7 and 8 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the Pricing Agreement or any provision herein or therein contained. This Agreement and the Pricing Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Selling Stockholder and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

                 SECTION 14. Governing Law and Time. THIS AGREEMENT AND THE PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. Except where otherwise provided, specified times of day refer to New York City time.

                 If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between the Company, the Selling Stockholder and each of the Underwriters in accordance with its terms.



                                       Very truly yours,

                                       FLORES & RUCKS, INC.,
                                       a Delaware corporation


                                       By:
                                          -------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                       SELLING STOCKHOLDER



                                       ----------------------------------------
                                       William W. Rucks, IV


CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH & CO.
         Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
HOWARD, WEIL, LABOUISSE, FRIEDRICHS
   INCORPORATED
PETRIE PARKMAN & CO., INC.

By:      Merrill Lynch, Pierce, Fenner & Smith
         Incorporated


         By:
            ------------------------------------------------
             Name:
                  ------------------------------------------
             Title:
                   -----------------------------------------

                                                                      SCHEDULE A

                                                                                      Number of Initial
Name of  Underwriter                                                             Securities to be Purchased
- --------------------                                                             --------------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated  . . . . . . . . . . . . . . . . . .     _______
Howard, Weil, Labouisse, Friedrichs Incorporated  . . . . . . . . . . . . . . . . . . .     _______
Petrie, Parkman & Co., Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     _______





          Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1,550,000
                                                                                          =========

                                                                       EXHIBIT A


                                1,550,000 SHARES

                              FLORES & RUCKS, INC.
                            (A DELAWARE CORPORATION)

                                  COMMON STOCK
                          (PAR VALUE $0.01 PER SHARE)

                               PRICING AGREEMENT

                                                        __________________, 1996




MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
HOWARD, WEIL, LABOUISSE, FRIEDRICHS
   INCORPORATED
PETRIE PARKMAN & CO., INC.
         as Representatives of the several
         Underwriters named in the within
         mentioned Purchase Agreement
MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
World Financial Tower
North Tower
New York, NY  10281

Dear Sirs:

                 Reference is made to the Purchase Agreement, dated _____________, 1996 (the "Purchase Agreement"), relating to (i) the sale by the Selling Stockholder and the purchase by the several Underwriters named in Schedule A thereto, acting severally and not jointly, of an aggregate of 1,550,000 shares (the "Initial Securities") of Common Stock, par value $.01 per share ("Common Stock"), of Flores & Rucks, Inc. (the "Company"), and (ii) the grant by the Selling Stockholder to the Underwriters, acting severally and not jointly, of the option to purchase all or any part of the Underwriters' pro rata portion of up to an aggregate of 200,000 additional shares of Common Stock, to cover over-allotments. Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Purchase Agreement.

                 Pursuant to Section 2 of the Purchase Agreement, the Company and each Selling Stockholder agree with each Underwriter as follows:

                          (i) The public offering price per share of the Initial Securities, determined as provided in said Section 2, shall be $___________.

                          (ii) The purchase price per share for the Initial Securities to be paid by the several Underwriters shall be $___________, being an amount equal to the initial public offering price set forth above less $___________ per share.

                 If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement among the Company, the Selling Stockholder and each of the Underwriters in accordance with its terms.



                                       Very truly yours,

                                       FLORES & RUCKS, INC.,
                                       a Delaware corporation


                                       By:
                                          -------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                       SELLING STOCKHOLDER



                                       ----------------------------------------
                                       William W. Rucks, IV



CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
HOWARD, WEIL, LABOUISSE, FRIEDRICHS
         INCORPORATED
PETRIE PARKMAN & CO., INC.

By:   Merrill Lynch Pierce, Fenner & Smith
      Incorporated

      By:
         ------------------------------------------
          Name:
               ------------------------------------
          Title:
                --------------------------------------------

For themselves and as Representatives of the other
Underwriters named in Schedule A to the Purchase
Agreement.